Exhibit 99.2

ASPEN INSURANCE HOLDINGS LIMITED
EARNINGS RELEASE SUPPLEMENT
AS OF DECEMBER 31, 2005

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited with the United States Securities Exchange Commission.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control that could cause actual results to differ materially from such statements. Important events that could cause the actual results to differ include, but are not limited to: the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity than our underwriting, reserving or investment practices have anticipated, as a result natural or man-made catastrophic events, including Hurricanes Katrina, Rita and Wilma and the New Orleans flood; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma and the New Orleans flood; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of the Company's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; the loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best or Moody's; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; increased competition on the basis of pricing, capacity, coverage terms or other factors; decrease in demand for the Company's insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulation or tax laws in the jurisdictions where the Company conducts business; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the total industry losses resulting from Hurricanes Katrina, Rita and Wilma and the New Orleans flood; the actual number of the Company's insureds incurring losses from these storms; with respect to Hurricanes Katrina, Rita and Wilma, the limited actual loss reports received from the Company's insureds to date, the preliminary nature of possible loss information received by brokers to date on behalf of cedants, the Company's reliance on industry loss estimates and those generated by modeling techniques, the impact of these storms on the Company's reinsurers; the amount and timing of reinsurance recoverables and reimbursements actually received by the Company from its reinsurers; the overall level of competition, and the related demand and supply dynamics as contracts come up for renewal. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the U.S. Securities and Exchange Commission on March 14, 2005 and Aspen's Current Report on Form 8-K dated October 4, 2005. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

BASIS OF PREPARATION

Definitions and presentation    All financial information contained herein is unaudited except for information for the 12 months ended December 31, 2004. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

The financial supplement contains information regarding the impact of hurricanes and windstorms. In relation to the 2005 financial year figures, this relates to the impact of Hurricanes Katrina, Rita and Wilma, and in relation to the 2004 financial year figures, this relates to the impact of Hurricanes Charley, Frances, Ivan, Jeanne and Typhoon Songda.

In presenting the Company's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure):    Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 28 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (ROAE) (a non-GAAP financial measure): Annualized Operating Return on Average Equity is calculated using 1) operating income, as defined above and 2) excludes from average equity, the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) is the result of exchange rate movements between the U.S. dollar and the British pound. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the US dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods. The Company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 28 for a reconciliation of operating income to net income and page 19 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure):    The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 28 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (are GAAP financial measures):    Aspen Insurance Holdings Limited, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expense to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

Underwriting ratios excluding impact of Hurricanes and Windstorms (are non-GAAP financial measures):    In these ratios, the Company excludes the impact of Hurricanes Katrina, Rita and Wilma (in relation to the 2005 financial year figures) and Hurricanes Charley, Frances, Ivan and Jeanne and Typhoon Songda (in relation to the 2004 comparative figures) from net premiums earned and losses and loss expenses in order to calculate loss ratio and expense ratios excluding the impact of these events. The underwriting ratios excluding the impact of the hurricanes and windstorms are derived by adjusting the net premiums earned and the losses and loss expenses for the period by the impact of the hurricanes and windstorms in the period as shown and calculating loss ratio and expense ratio using these derived balances. In addition to presenting underwriting ratios determined in accordance with GAAP, the Company believes that showing non-GAAP underwriting ratios enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance without these events. In addition, the Company believes that such users wish to have such non-GAAP ratios, as well as the GAAP-based ratios, to compare the performance of the Company's underlying business lines without regard to the impact of these major catastrophes.

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

INCOME STATEMENT

The following table summarizes the Company's financial performance for the three and twelve months ended December 31, 2005 compared to the three and twelve months ended December 31, 2004

(in US$ millions)	Three Months Ended December 31, 2005	Three Months Ended December 31, 2004	Twelve Months Ended December 31, 2005	Twelve Months Ended December 31, 2004
UNDERWRITING REVENUES
Gross premiums written	245.0	216.2	2,092.5	1,586.2
Premiums ceded	(56.9)	(27.5)	(440.9)	(228.6)
Net premiums written	188.1	188.7	1,651.6	1,357.6
Change in unearned premiums	167.2	117.9	(143.2)	(124.8)
Net premiums earned	355.3	306.6	1,508.4	1,232.8
UNDERWRITING EXPENSES
Losses and loss expenses	(272.2)	(156.9)	(1,358.5)	(723.6)
Acquisition expenses	(64.8)	(47.8)	(283.2)	(212.0)
General and administrative expenses	(35.3)	(22.3)	(125.9)	(93.0)
Total Underwriting Expenses	(372.3)	(227.0)	(1,767.6)	(1,028.6)
Underwriting Income (Loss)	(17.0)	79.6	(259.2)	204.2
OTHER OPERATING REVENUE
Net investment income	39.3	22.0	121.3	68.3
Other income	28.6	0.0	28.6	0.0
Interest expense	(4.0)	(3.7)	(16.2)	(6.9)
Total other operating revenue	63.9	18.3	133.7	61.4
Other expense	(3.1)	(1.9)	(12.3)	(4.0)
OPERATING INCOME (LOSS) BEFORE TAX	43.8	96.0	(137.8)	261.6
OTHER
Net realized exchange gains (losses)	(9.5)	4.4	(18.2)	5.1
Net realized investment gains (losses)	(3.0)	(1.1)	(4.4)	(3.5)
INCOME (LOSS) BEFORE INCOME TAX	31.3	99.3	(160.4)	263.2

Income taxes	(1.0)	(27.1)	(17.4)	(68.1)
NET INCOME (LOSS) AFTER TAX	30.3	72.2	(177.8)	195.1
Dividends Paid	(14.3)	(2.1)	(45.5)	(8.3)
Retained Income	16.0	70.1	(223.3)	186.8
Components of Net Income (loss) (after tax)
Operating income (loss)	42.0	67.1	(156.4)	192.6
Net realized exchange gains (losses) (after tax)	(9.5)	4.6	(18.2)	5.1
Net realized investment gains (losses) (after tax)	(2.2)	0.5	(3.2)	(2.6)
NET INCOME (LOSS) AFTER TAX	30.3	72.2	(177.8)	195.1

CONSOLIDATED BALANCE SHEET

(in US$ millions)	As at December 31, 2005	As at December 31, 2004
ASSETS
Investments
Fixed Maturities	3,046.1	2,207.2
Short term investments	643.0	528.7
Total Investments	3,689.1	2,735.9
Cash and cash equivalents	748.3	284.9
Reinsurance Recoverables
Unpaid losses	1,192.7	197.7
Ceded unearned premiums	72.7	40.4
Receivables
Underwriting premiums	541.4	494.2
Other	35.0	39.2
Deferred policy acquisition costs	156.2	115.6
Derivative at fair value	40.5	23.6
Office properties and equipment	22.8	5.0
Other assets	10.2	0.0
Intangible assets	8.2	6.6
Total Assets	6,517.1	3,943.1
LIABILITIES
Insurance Reserves
Losses and loss adjustment expenses	3,041.6	1,277.9
Unearned premiums	868.0	714.0
Total insurance reserves	3,909.6	1,991.9
Payables
Reinsurance premiums	155.0	54.2
Taxation	12.0	57.7
Accrued expenses and other payables	139.4	84.3
Liabilities under derivative contracts	12.0	24.2
Total Payables	318.4	220.4
Long term debt	249.3	249.3
Total Liabilities	4,477.3	2,461.6
SHAREHOLDERS' EQUITY
Ordinary shares	1,693.3	1,096.1
Perpetual PIERS	193.8	0.0
Retained earnings	144.2	367.5
Accumulated other comprehensive income, net of taxes	8.5	17.9
Total shareholders' equity	2,039.8	1,481.5
Total Liabilities and Shareholders' Equity	6,517.1	3,943.1

PER SHARE DATA

(In US$ except for number of shares)	Three Months Ended December 31, 2005	Three Months Ended December 31, 2004	Twelve Months Ended December 31, 2005	Twelve Months Ended December 31, 2004
Basic earnings per ordinary share
Net income (loss)	0.32	1.04	(2.40)	2.82
Operating income (loss)	0.44	0.97	(2.11)	2.78

Diluted earnings per ordinary share
Net income (loss)	0.31	1.01	(2.40)	2.74
Operating income (loss)	0.43	0.94	(2.11)	2.71

Weighted average ordinary shares outstanding	95,214,460	69,291,191	74,020,302	69,204,658
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	98,132,716	71,245,744	74,020,302	71,121,568

Book value per ordinary share			19.30	21.28
Diluted book value (treasury stock method)			18.73	20.69

Ordinary shares outstanding at end of the period			95,209,008	69,315,099
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period			98,126,046	71,271,170

FINANCIAL RATIOS

(In US$ millions except for percentage figures)	Three Months Ended December 31, 2005	Three Months Ended December 31, 2004	Twelve Months Ended December 31, 2005	Twelve Months Ended December 31, 2004
Average Equity	1,755	1,439	1,523	1,395
Return on average equity
Net income (loss)	1.7%	5.0%	(11.7)%	14.0%
Operating income (loss)	2.4%	4.7%	(10.3)%	13.8%

Loss Ratio	76.6%	51.2%	90.1%	58.7%
Expense ratio	28.2%	22.8%	27.1%	24.7%
Combined ratio	104.8%	74.0%	117.2%	83.4%

Debt to total capital	10.9%	14.4%	10.9%	14.4%

See pages 19, 25 and 28 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures

UNDERWRITING RESULTS BY OPERATING SEGMENT

As reported in the first quarter of 2005, management has revised the presentation of underwriting results into four segments to more accurately reflect the organizational structure of the business. A chart explaining the movement between segments is shown on page 14.

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, and combined ratios for each of our four business segments for the three and twelve months ended December 31, 2005 and 2004.

	Three Months Ended December 31, 2005					Three Months Ended December 31, 2004
(in US$ millions)	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
Gross premiums written	58.4	44.2	66.6	75.8	245.0	30.5	53.7	42.9	89.1	216.2
Net premiums written	31.4	44.2	51.3	61.2	188.1	25.4	52.9	30.4	80.0	188.7
Gross premiums earned	200.4	123.3	78.9	113.4	516.0	150.5	108.1	32.5	84.7	375.8
Net premiums earned	101.2	119.9	55.2	79.0	355.3	108.4	104.6	22.5	71.1	306.6
Losses and loss expenses	(146.2)	(79.6)	(24.0)	(22.4)	(272.2)	(46.6)	(78.6)	0.5	(32.2)	(156.9)
Policy acquisition, operating and administration expenses	(31.7)	(32.1)	(14.0)	(22.3)	(100.1)	(29.2)	(20.3)	(4.8)	(15.8)	(70.1)
Underwriting profit (loss)	(76.7)	8.2	17.2	34.3	(17.0)	32.6	5.7	18.2	23.1	79.6
Net reserves for loss and loss adjustment expenses	599.8	674.8	207.2	367.1	1,848.9	223.0	373.2	157.8	326.2	1,080.2
Ratios
Loss ratio	144.5%	66.4%	43.5%	28.4%	76.6%	43.0%	75.2%	(2.2%)	45.3%	51.2%
Expense ratio	31.3%	26.8%	25.3%	28.2%	28.2%	26.9%	19.4%	21.3%	22.2%	22.8%
Combined ratio	175.8%	93.2%	68.8%	56.6%	104.8%	69.9%	94.6%	19.1%	67.5%	74.0%
Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(31.6)	0.0	(7.2)	(10.5)	(49.3)	4.6	(0.2)	(2.0)	(1.4)	1.0
On losses and loss expenses	(106.1)	0.0	1.2	13.3	(91.6)	(27.0)	(0.1)	9.7	(6.6)	(24.0)
Total impact of hurricanes and windstorms	(137.7)	0.0	(6.0)	2.8	(140.9)	(22.4)	(0.3)	7.7	(8.0)	(23.0)

Loss ratio excluding hurricanes and windstorms	30.2%	66.4%	40.5%	39.9%	44.7%	18.9%	75.0%	37.5%	35.3%	43.5%
Expense ratio excluding hurricanes and windstorms	23.8%	26.8%	22.4%	24.9%	24.7%	28.1%	19.4%	19.6%	21.8%	22.9%
Combined ratio excluding hurricanes and windstorms	54.0%	93.2%	62.9%	64.8%	69.4%	47.0%	94.4%	57.1%	57.1%	66.4%

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Twelve Months Ended December 31, 2005					Twelve Months Ended December 31, 2004
(in US$ millions)	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
Gross premiums written	813.2	526.7	368.3	384.3	2,092.5	649.3	446.7	125.3	364.9	1,586.2
Net premiums written	523.4	508.9	317.7	301.6	1,651.6	499.9	436.7	109.0	312.0	1,357.6
Gross premiums earned	763.2	488.1	278.8	402.5	1,932.6	630.1	363.3	128.0	347.6	1,469.0
Net premiums earned	497.3	470.6	232.9	307.6	1,508.4	469.6	353.1	113.6	296.5	1,232.8
Losses and loss expenses	(700.8)	(328.3)	(148.5)	(180.9)	(1,358.5)	(262.5)	(252.2)	(45.5)	(163.4)	(723.6)
Policy acquisition, operating and administration expenses	(154.7)	(112.8)	(60.6)	(81.0)	(409.1)	(142.2)	(70.9)	(22.3)	(69.6)	(305.0)
Underwriting profit (loss)	(358.2)	29.5	23.8	45.7	(259.2)	64.9	30.0	45.8	63.5	204.2

Net reserves for loss and loss adjustment expenses	599.8	674.8	207.2	367.1	1,848.9	223.0	373.2	157.8	326.2	1,080.2

Ratios
Loss ratio	140.9%	69.7%	63.8%	58.8%	90.1%	55.9%	71.4%	40.1%	55.1%	58.7%
Expense ratio	31.1%	24.0%	26.0%	26.3%	27.1%	30.3%	20.1%	19.6%	23.5%	24.7%
Combined ratio	172.0%	93.7%	89.8%	85.1%	117.2%	86.2%	91.5%	59.7%	78.6%	83.4%

Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(46.2)	0.0	(7.2)	(17.9)	(71.3)	(4.6)	(0.2)	(2.0)	(1.4)	(8.2)
On losses and loss expenses	(486.8)	0.0	(22.8)	(13.7)	(523.3)	(179.7)	(1.0)	(2.4)	(13.0)	(196.1)
Total impact of hurricanes and windstorms	(533.0)	0.0	(30.0)	(31.6)	(594.6)	(184.3)	(1.2)	(4.4)	(14.4)	(204.3)

Loss ratio excluding hurricanes and windstorms	39.4%	69.7%	52.4%	51.4%	52.9%	17.4%	71.1%	37.3%	50.5%	42.5%
Expense ratio excluding hurricanes and windstorms	28.4%	24.0%	25.2%	24.9%	25.9%	30.0%	20.1%	19.3%	23.4%	24.6%
Combined ratio excluding impact of hurricanes and windstorms	67.8%	93.7%	77.6%	76.3%	78.8%	47.4%	91.2%	56.6%	73.9%	67.1%

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended December 31, 2005			Three Months Ended December 31, 2004
(in US$ millions)	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
Gross premiums written	51.0	15.6	66.6	32.0	10.9	42.9
Net premiums written	36.1	15.2	51.3	25.4	5.0	30.4
Gross premiums earned	52.5	26.4	78.9	8.3	24.2	32.5
Net premiums earned	38.0	17.2	55.2	6.7	15.8	22.5
Losses and loss expenses	(17.1)	(6.9)	(24.0)	(5.0)	5.5	0.5
Policy acquisition, operating and administration expenses	(10.0)	(4.0)	(14.0)	(1.7)	(3.1)	(4.8)
Underwriting profit (loss)	10.9	6.3	17.2	0.0	18.2	18.2

Ratios
Loss ratio	45.0%	40.1%	43.5%	74.6%	(34.8%)	(2.2%)
Expense ratio	26.3%	23.3%	25.3%	25.4%	19.6%	21.3%
Combined ratio	71.3%	63.4%	68.8%	100.0%	(15.2%)	19.1%

Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(6.9)	(0.3)	(7.2)	0.0	(2.0)	(2.0)
On losses and loss expenses	3.1	(1.9)	1.2	0.0	9.7	9.7
Total impact of hurricanes and windstorms	(3.8)	(2.2)	(6.0)	0.0	7.7	7.7

Loss ratio excluding hurricanes and windstorms	45.1%	28.6%	40.5%	74.6%	23.6%	37.5%
Expenses ratio excluding hurricanes and windstorms	22.2%	22.8%	22.4%	25.4%	17.4%	19.6%
Combined ratio excluding impact of hurricanes and windstorms	67.3%	51.4%	62.9%	100.0%	41.0%	57.1%

SPECIALTY INSURANCE AND REINSURANCE

	Twelve Months Ended December 31, 2005			Twelve Months Ended December 31, 2004
(in US$ millions)	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
Gross premiums written	265.2	103.1	368.3	43.6	81.7	125.3
Net premiums written	221.0	96.7	317.7	36.5	72.5	109.0
Gross premiums earned	167.1	111.7	278.8	10.8	117.2	128.0
Net premiums earned	132.1	100.8	232.9	9.0	104.6	113.6
Losses and loss expenses	(100.5)	(48.0)	(148.5)	(7.1)	(38.4)	(45.5)
Policy acquisition, operating and administration expenses	(37.7)	(22.9)	(60.6)	(2.3)	(20.0)	(22.3)
Underwriting profit (loss)	(6.1)	29.9	23.8	(0.4)	46.2	45.8

Ratios
Loss ratio	76.1%	47.6%	63.8%	78.9%	36.7%	40.1%
Expense ratio	28.5%	22.7%	26.0%	25.5%	19.1%	19.6%
Combined ratio	104.6%	70.3%	89.8%	104.4%	55.8%	59.7%

Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(9.0)	1.8	(7.2)	0.0	(2.0)	(2.0)
On losses and loss expenses	(4.1)	(18.7)	(22.8)	0.0	(2.4)	(2.4)
Total impact of hurricanes and windstorms	(13.1)	(16.9)	(30.0)	0.0	(4.4)	(4.4)

Loss ratio excluding hurricanes and windstorms	68.3%	29.6%	52.4%	78.9%	33.8%	37.3%
Expenses ratio excluding hurricanes and windstorms	26.7%	23.1%	25.2%	25.5%	18.7%	19.3%
Combined ratio excluding impact of hurricanes and windstorms	95.0%	52.7%	77.6%	104.4%	52.5%	56.6%

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended December 31, 2005			Three Months Ended December 31, 2004
(in US$ millions)	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
Gross premiums written	26.4	49.4	75.8	29.3	59.8	89.1
Net premiums written	14.4	46.8	61.2	22.8	57.2	80.0
Gross premiums earned	37.5	75.9	113.4	25.7	59.0	84.7
Net premiums earned	19.7	59.3	79.0	17.6	53.5	71.1
Losses and loss expenses	9.1	(31.5)	(22.4)	(11.2)	(21.0)	(32.2)
Policy acquisition, operating and administration expenses	(6.9)	(15.4)	(22.3)	(5.4)	(10.4)	(15.8)
Underwriting profit (loss)	21.9	12.4	34.3	1.0	22.1	23.1

Ratios
Loss ratio	(46.2%)(1)	53.1%	28.4%	63.6%	39.3%	45.3%
Expense ratio	35.0%	26.0%	28.2%	30.7%	19.4%	22.2%
Combined ratio	(11.2%)	79.1%	56.6%	94.3%	58.7%	67.5%

Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(10.5)	0.0	(10.5)	(1.4)	0.0	(1.4)
On losses and loss expenses	13.3	0.0	13.3	(6.6)	0.0	(6.6)
Total impact of hurricanes and windstorms	2.8	0.0	2.8	(8.0)	0.0	(8.0)

Loss ratio excluding hurricanes and windstorms	14.0%	53.1%	39.9%	24.2%	39.3%	35.3%
Expense ratio excluding hurricanes and windstorms	22.8%	26.0%	24.9%	28.4%	19.4%	21.8%
Combined ratio excluding impact of hurricanes and windstorms	36.8%	79.1%	64.8%	52.6%	58.7%	57.1%

(1)	Property insurance has benefited in the period from favorable development in relation to a number of specific reserves totalling a $9 million reduction together with favorable movements of nearly $8 million on the reserves established in relation to Hurricanes Katrina and Rita. In the period, losses arose within this segment in relation to Hurricane Wilma which, because of the nature of the specific reinsurance covering this segment together with an allocation of the general reinsurance program recoveries, resulted in this segment recording a net credit in relation to Hurricane Wilma in the period. These positive movements have resulted in this segment recording positive claims incurred in the period.

PROPERTY AND CASUALTY INSURANCE

	Twelve Months Ended December 31, 2005			Twelve Months Ended December 31, 2004
(in US$ millions)	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
Gross premiums written	138.3	246.0	384.3	122.1	242.8	364.9
Net premiums written	79.5	222.1	301.6	93.0	219.0	312.0
Gross premiums earned	127.4	275.1	402.5	98.0	249.6	347.6
Net premiums earned	71.2	236.4	307.6	73.8	222.7	296.5
Losses and loss expenses	(40.8)	(140.1)	(180.9)	(38.5)	(124.9)	(163.4)
Policy acquisition, operating and administration expenses	(25.7)	(55.3)	(81.0)	(22.1)	(47.5)	(69.6)
Underwriting profit (loss)	4.7	41.0	45.7	13.2	50.3	63.5

Ratios
Loss ratio	57.3%	59.3%	58.8%	52.2%	56.1%	55.1%
Expense ratio	36.1%	23.4%	26.3%	29.9%	21.3%	23.5%
Combined ratio	93.4%	82.7%	85.1%	82.1%	77.4%	78.6%

Impact of hurricanes and windstorms (in US$ millions)
On net premiums earned	(17.9)	0.0	(17.9)	(1.4)	0.0	(1.4)
On losses and loss expenses	(13.7)	0.0	(13.7)	(13.0)	0.0	(13.0)
Total impact of hurricanes and windstorms	(31.6)	0.0	(31.6)	(14.4)	0.0	(14.4)

Loss ratio excluding hurricanes and windstorms	30.5%	59.3%	51.4%	33.9%	56.1%	50.5%
Expense ratio excluding hurricanes and windstorms	28.8%	23.4%	24.9%	29.4%	21.3%	23.4%
Combined ratio excluding impact of hurricanes and windstorms	59.3%	82.7%	76.3%	63.3%	77.4%	73.9%

PREVIOUS SEGMENTAL SPLIT

	Three Months Ended December 31, 2005			Three Months Ended December 31, 2004
(in US$ millions)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross premiums written	118.2	126.8	245.0	95.1	121.1	216.2
Net premiums written	90.8	97.3	188.1	83.3	105.4	188.7
Gross premiums earned	350.1	165.9	516.0	282.8	93.0	375.8
Net premiums earned	238.3	117.0	355.3	228.8	77.8	306.6
Expenses:
Losses and loss expenses	(232.7)	(39.5)	(272.2)	(119.7)	(37.2)	(156.9)
Policy acquisition, operating and administrative expenses	(67.8)	(32.3)	(100.1)	(52.6)	(17.5)	(70.1)
Underwriting profit (loss)	(62.2)	45.2	(17.0)	56.5	23.1	79.6

Net reserves for loss and loss adjustment expenses	1,387.4	461.5	1,848.9	737.6	342.6	1,080.2

Ratios
Loss ratio	97.6%	33.8%	76.6%	52.3%	47.8%	51.2%
Expense ratio	28.5%	27.6%	28.2%	23.0%	22.5%	22.8%
Combined ratio	126.1%	61.4%	104.8%	75.3%	70.3%	74.0%

PREVIOUS SEGMENTAL SPLIT

	Twelve Months Ended December 31, 2005			Twelve Months Ended December 31, 2004
(in US$ millions)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross premiums written	1,443.0	649.5	2,092.5	1,177.7	408.5	1,586.2
Net premiums written	1,129.0	522.6	1,651.6	1,009.1	348.5	1,357.6
Gross premiums earned	1,363.0	569.6	1,932.6	1,110.6	358.4	1,469.0
Net premiums earned	1,068.7	439.7	1,508.4	927.3	305.5	1,232.8
Expenses:
Losses and loss expenses	(1,077.1)	(281.4)	(1,358.5)	(553.1)	(170.5)	(723.6)
Policy acquisition, operating and administrative expenses	(290.4)	(118.7)	(409.1)	(233.1)	(71.9)	(305.0)
Underwriting profit (loss)	(298.8)	39.6	(259.2)	141.1	63.1	204.2

Net reserves for loss and loss adjustment expenses	1,387.4	461.5	1,848.9	737.6	342.6	1,080.2

Ratios
Loss ratio	100.8%	64.0%	90.1%	59.7%	55.8%	58.7%
Expense ratio	27.2%	27.0%	27.1%	25.1%	23.5%	24.7%
Combined ratio	128.0%	91.0%	117.2%	84.8%	79.3%	83.4%

CONSOLIDATED CHANGE IN SHAREHOLDERS' EQUITY

(in US$ millions)	Twelve Months Ended December 31, 2005	Twelve Months Ended December 31, 2004
Ordinary shares
Beginning of period	1,096.1	1,090.8
Shares issued:
New share issues	596.4	0.1
Shares repurchased	(1.9)	0.0
New share issue costs	(0.7)	0.0
Share-based compensation	3.4	5.2
End of period	1,693.3	1,096.1

Perpetual PIERS	193.8	0.0

Retained earnings
Beginning of period	367.5	180.7
Net income (loss) for the period	(177.8)	195.1
Dividends paid	(45.5)	(8.3)
End of period	144.2	367.5

Cumulative foreign currency translation adjustments
Beginning of period	27.9	27.8
Change for the period	14.9	0.1
End of period	42.8	27.9

Gain/loss on derivatives:
Beginning of period	(2.2)	0.0
Change for the period	0.0	(2.3)
Reclassification to interest payable	0.2	0.1
End of period	(2.0)	(2.2)

Unrealized gains (losses) on investments, net of taxes
Beginning of period	(7.8)	(0.6)
Change for the period	(30.3)	(7.8)
Reclassification to net realised gains/losses	5.8	0.6
End of period	(32.3)	(7.8)

Total accumulated other comprehensive income	8.5	17.9

Total Shareholders' Equity	2,039.8	1,481.5

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Twelve Months Ended December 31, 2005	Twelve Months Ended December 31, 2004
Net income (loss)	(177.8)	195.1
Other comprehensive income (loss), net of taxes
Reclassification adjustment for net realized gains included in net income	5.8	0.6
Change in unrealized losses on investments	(30.3)	(7.8)
Change in unrealized gains (losses) on derivatives	0.2	(2.2)
Change in unrealized gains on foreign currency translation	14.9	0.1
Other comprehensive income (loss)	(9.4)	(9.3)
Comprehensive income (loss)	(187.2)	185.8

SUMMARIZED CASH FLOW
Net cash from operating activities	789.1	961.3
Net cash from investing activities	(1,061.2)	(1,108.9)
Net cash from financing activities	742.1	198.8
Effect of exchange rate movements on cash and cash equivalents	(6.6)	2.9
Increase in cash and cash equivalents:	463.4	54.1
Cash at beginning of the period	284.9	230.8
Cash at end of the period	748.3	284.9

SUPPLEMENTAL FINANCIAL INFORMATION

Return on Average Equity Analysis

The return on average equity for the three and twelve months ended December 31, 2005 and 2004 was:

	Three Months Ended December 31, 2005	Three Months Ended December 31, 2004	Twelve Months Ended December 31, 2005	Twelve Months Ended December 31, 2004
(In US$ millions except for percentages)
Closing shareholders' equity	2,040	1,482	2,040	1,482
Average adjustment	(285)	(43)	(517)	(87)
Average equity (1)	1,755	1,439	1,523	1,395
Return on average equity from underwriting activity (2)	(1.0)%	5.5%	(17.0)%	14.6%
Return on average equity from investment and other activity (3)	3.5%	1.1%	8.0%	4.1%
Pre-tax operating income return on average equity, for period	2.5%	6.7%	(9.1)%	18.8%
Post tax return on average equity (4)	2.4%	4.7%	(10.3)%	13.8%

Ratios:

Combined ratio	104.8%	74.0%	117.2%	83.4%

See page 28 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1) Average equity is calculated by taking the simple average of the closing shareholders' equity at latest month end and each previous month end in the period.

2) Calculated by using underwriting income.

3) Calculated by using total other operating revenue and other expense.

4) Calculated by using operating income after tax.

INVESTMENT PORTFOLIO

(in US$ millions)	As at December 31, 2005
Fixed maturities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

US government and agencies	1,387.0	0.7	(23.9)	1,363.8
Corporate securities	861.4	1.0	(10.1)	852.3
Foreign government	268.8	2.0	(0.3)	270.5
Municipals	3.6	0.0	0.0	3.6
Asset backed securities	208.2	0.0	(4.0)	204.2
Mortgage backed securities	356.7	0.3	(5.3)	351.7
Total fixed maturities	3,085.7	4.0	(43.6)	3,046.1
Short-term investments	643.5	1.0	(1.5)	643.0
Total Investments	3,729.2	5.0	(45.1)	3,689.1

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Twelve Months Ended December 31, 2005	Twelve Months Ended December 31, 2004

Provision for losses and loss expenses at period start January 1, 2005 and 2004 respectively	1,277.9	525.8
Less reinsurance recoverable	(197.7)	(43.6)
Net loss and loss expenses at period start January 1, 2005 and 2004	1,080.2	482.2

Loss reserve portfolio transfer	26.2	0.0

Provision for losses and loss expenses for claims incurred:
Current year	1,409.1	785.6
Prior year	(50.6)	(62.0)
Total incurred	1,358.5	723.6

Losses and loss expense payments for claims incurred:	(551.9)	(164.6)

Foreign exchange (gains) losses	(64.1)	39.0

Net loss and loss expense reserves at December 31, 2005 and 2004.	1,848.9	1,080.2
Plus reinsurance recoverables on unpaid loss at end of period	1,192.7	197.7
Gross loss and loss expense reserves at December 31, 2005 and 2004.	3,041.6	1,277.9

RESERVES BY BUSINESS SEGMENT

The following table presents our reserves as at December 31, 2005 and December 31, 2004:

	As at December 31, 2005			As at December 31, 2004
(in US$ millions)	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property Reinsurance	1,266.7	(666.9)	599.8	341.2	(118.3)	222.9
Casualty Reinsurance	683.4	(8.6)	674.8	377.8	(4.6)	373.2
Specialty Insurance	302.7	(208.3)	94.4	18.3	(1.8)	16.5
Specialty Reinsurance	223.8	(111.0)	112.8	168.8	(27.4)	141.4
Property Insurance	180.1	(150.7)	29.4	77.3	(13.7)	63.6
Casualty Insurance	384.9	(47.2)	337.7	294.5	(31.9)	262.6

Total losses and loss expense reserve	3,041.6	(1,192.7)	1,848.9	1,277.9	(197.7)	1,080.2

ANALYSIS OF 2005 HURRICANES

(in US$ millions)	Katrina	Rita	Wilma	Total
Gross claims	1,055	224	164	1,443
Net loss before tax and Cat Swap	516	56	23	595
Taxation	(63)	(6)	(1)	(70)
Net loss after tax before Cat Swap	453	50	22	525
Cat Swap – net of tax	(18)	0	0	(18)
Net loss after tax and Cat Swap	435	50	22	507

REINSURER SECURITY RATING

(In US$ millions, except for percentages)	As at December 31, 2005
S&P
AAA	161.7	13.5%
AA+	4.8	0.4%
AA	14.2	1.2%
AA-	94.9	8.0%
A+	131.0	11.0%
A	427.1	35.8%
A-	234.2	19.6%
BBB+	17.1	1.4%
Fully collaterised	91.5	7.7%
Not rated	16.2	1.4%
Reinsurance recoverable – unpaid losses	1,192.7	100.0%

AM Best
A++	161.7	13.6%
A+	147.6	12.4%
A	493.0	41.3%
A-	293.9	24.6%
B++	5.0	0.4%
Fully collaterised	91.5	7.7%
Not rated	0.0	0.0%
Reinsurance recoverable – unpaid losses	1,192.7	100.0%

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended December 31, 2005	Three Months Ended December 31, 2004	Twelve Months Ended December 31, 2005	Twelve Months Ended December 31, 2004

Basic weighted average ordinary shares outstanding	95.214	69.291	74.020	69.205
Add: weighted average of employee options	1.466	1.268	0.000	1.268
Add: weighted average of options issued to Wellington Investment Holding (Jersey) Limited	0.966	0.408	0.000	0.408
Add: weighted average of options issued to Appleby Trust (Bermuda) Limited	0.359	0.185	0.000	0.185
Add: weighted average of Restricted Share Units	0.128	0.094	0.000	0.056
Diluted weighted average ordinary shares outstanding	98.133	71.246	74.020	71.122

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company's ordinary shares at the average market price during the period of calculation. In a loss making period the number of potentially dilutive ordinary shares is considered to be zero.

QUARTERLY PROGRESSION OF INCOME STATEMENT

(in US $ millions)	Three Months Ended March 31, 2005	Three Months Ended June 30, 2005	Three Months Ended September 30, 2005	Three Months Ended December 31, 2005
UNDERWRITING REVENUES
Gross premiums written	804.1	549.4	494.0	245.0
Premiums ceded	(171.7)	(62.8)	(149.5)	(56.9)
Net premiums written	632.4	486.6	344.5	188.1
Change in unearned premiums	(253.7)	(91.6)	34.9	167.2
Net premiums earned	378.7	395.0	379.4	355.3

UNDERWRITING EXPENSES
Losses and loss expenses	(207.4)	(195.9)	(683.0)	(272.2)
Acquisition expenses	(70.2)	(77.1)	(71.1)	(64.8)
General and administrative expenses	(29.4)	(29.7)	(31.5)	(35.3)
Total Underwriting Expenses	(307.0)	(302.7)	(785.6)	(372.3)
Underwriting Income (Loss)	71.7	92.3	(406.2)	(17.0)
OTHER OPERATING REVENUE
Net investment income	25.5	27.1	29.4	39.3
Other income	0.0	0.0	0.0	28.6
Interest expense	(4.0)	(3.9)	(4.3)	(4.0)
Total other operating revenue	21.5	23.2	25.1	63.9
Other expense	(1.1)	(3.3)	(4.8)	(3.1)
OPERATING INCOME (LOSS) BEFORE TAX	92.1	112.2	(385.9)	43.8
OTHER
Net exchange gains (losses)	(1.3)	(3.5)	(3.9)	(9.5)
Net realized investment gains (losses)	(0.9)	0.9	(1.4)	(3.0)
INCOME (LOSS) BEFORE INCOME TAX	89.9	109.6	(391.2)	31.3
Income taxes	(19.8)	(25.8)	29.2	(1.0)
NET INCOME (LOSS) AFTER TAX	70.1	83.8	(362.0)	30.3
Dividends Paid	(10.4)	(10.4)	(10.4)	(14.3)
Retained Income	59.7	73.4	(372.4)	16.0
Components of Net Income (loss) (after tax)
Operating income (loss)	72.1	86.6	(357.1)	42.0
Net realized exchange gains (losses) (after tax)	(1.3)	(3.5)	(3.9)	(9.5)
Net realized investment gains (losses) (after tax)	(0.7)	0.7	(1.0)	(2.2)
NET INCOME (LOSS) AFTER TAX	70.1	83.8	(362.0)	30.3

QUARTERLY PROGRESSION OF FINANCIAL RATIOS

	Three Months Ended March 31, 2005	Three Months Ended June 30, 2005	Three Months Ended September 30, 2005	Three Months Ended December 31, 2005

Diluted book value per ordinary share treasury stock method	$21.23	$22.16	$17.53	$18.73
Diluted earnings per ordinary share	$0.98	$1.16	$(5.22)	$0.31
Return on average equity	4.7%	5.3%	(26.8)%	1.7%
Combined ratio	81.1%	76.6%	207.1%	104.8%
Operating leverage (1)	0.25X	0.25X	0.28X	0.20X
Annualized operating leverage (2)	1.01X	1.00X	1.12X	0.81X
Investment leverage (3)	1.87X	1.84X	2.26X	1.97X
Tax rate	22.0%	23.5%	7.5%	3.2%

1)	Operating leverage is the ratio of net premium earned to average equity. Average equity is defined on page 2.

2)	Annualized operating leverage is calculated as four times the operating leverage.

3)	Investment leverage is the ratio of average amortized cost of investments for the quarter to average equity.

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table:

	Three Months Ended December 31, 2005	Three Months Ended December 31, 2004	Twelve Months Ended December 31, 2005	Twelve Months Ended December 31, 2004
(In US$ millions except where stated)

Net income (loss) after tax	30.3	72.2	(177.8)	195.1
Add (deduct) after tax income (loss):
Net exchange (gains) losses	9.5	(4.6)	18.2	(5.1)
Net realized (gains) losses on investments	2.2	(0.5)	3.2	2.6
Operating income (loss)	42.0	67.1	(156.4)	192.6

Tax on operating income (loss)	(1.8)	(28.9)	(18.6)	(69.0)
Operating income (loss) before tax	43.8	96.0	(137.8)	261.6
Weighted average ordinary shares outstanding: (millions)
Basic	95.2	69.3	74.0	69.2
Diluted	98.1	71.2	74.0	71.1
Basic per ordinary share data:
Net income / (loss)	$0.32	$1.04	$(2.40)	$2.82
Add (deduct) after tax income (loss):
Net exchange (gains) losses	0.10	(0.06)	0.25	(0.07)
Net realized (gains) losses on investments	0.02	(0.01)	0.04	0.04
Operating income (loss)	0.44	0.97	(2.11)	2.78
Diluted per ordinary share data
Net income (loss)	0.31	1.01	(2.40)	2.74
Add (deduct) after tax income (loss):
Net exchange (gains) losses	0.10	(0.06)	0.25	(0.07)
Net realized (gains) losses on investments	0.02	(0.01)	0.04	0.04
Operating income (loss)	0.43	0.94	(2.11)	2.71
Book value per ordinary share
Net Assets (excluding intangible assets and Perpetual PIERS)			1,837.8	1,474.9

Number of ordinary shares in issue at the end of the period			95,209,008	69,315,099
Diluted number of ordinary shares in issue at the end of the period			98,126,046	71,271,170
Book value per ordinary share			$19.30	$21.28
Diluted book value per ordinary share			18.73	20.69